Supplement to the
Fidelity's New Jersey Municipal Funds
January 29, 2007
Prospectus

Effective April 1, 2007, the Board of Trustees of Fidelity® New Jersey AMT Tax-Free Money Market Fund has approved changes to the fund's expense structure. Under the new arrangements, management fees have been reduced to 0.20% and total operating expenses are contractually limited to 0.35% (excluding interest, taxes, certain securities lending costs, brokerage commissions, and extraordinary expenses). This expense limit may not be increased without approval of Fidelity New Jersey AMT Tax-Free Money Market Fund's shareholders and Board of Trustees. The expense limit will not apply to any new class of Fidelity New Jersey AMT Tax-Free Money Market Fund that may be created in the future.

Effective on or about April 17, 2007, Fidelity New Jersey AMT Tax-Free Money Market Fund will be composed of multiple classes of shares. References to the fund are deemed to include class where applicable. The features and policies related to your shares of the fund will not change.

Effective April 1, 2007, the following information replaces similar information found under the heading "Fee Table" in the "Fund Summary" section on page 9.

Annual operating expenses (paid from fund assets)

NJ Municipal Money Market	Management fee	0.37%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.15%
	Total annual fund operating expenses A	0.52%
NJ AMT Tax-Free Money Market	Management fee	0.20%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.10%
	Total annual fund operating expenses	0.30%

NJN-07-01 April 1, 2007
1.475763.125

NJ Municipal Income	Management fee	0.37%
	Distribution and/or Service (12b-1) fees	None
	Other expenses	0.11%
	Total annual fund operating expenses A	0.48%

A FMR has voluntarily agreed to reimburse NJ Municipal Money Market and NJ Municipal Income to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, and extraordinary expenses), as a percentage of their respective average net assets, exceed the following rates:

		Effective Date
NJ Municipal Money Market	0.55%	10/25/01
NJ Municipal Income	0.55%	2/1/05

These arrangements may be discontinued by FMR at any time.

Effective April 1, 2007, the following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 10.

NJ Municipal Money Market	1 year	$ 53
	3 years	$ 167
	5 years	$ 291
	10 years	$ 653
NJ AMT Tax-Free Money Market	1 year	$ 31
	3 years	$ 97
	5 years	$ 169
	10 years	$ 381
NJ Municipal Income	1 year	$ 49
	3 years	$ 154
	5 years	$ 269
	10 years	$ 604

Effective April 1, 2007, the following information replaces similar information found in the "Fund Management" section on page 31.

Each fund pays a management fee to FMR. The management fee is calculated and paid to FMR every month.

New Jersey AMT Tax-Free Money Market's annual management fee rate is 0.20% of its average net assets. Prior to April 1, 2007, New Jersey AMT Tax-Free Money Market's annual management fee rate was 0.43% of its average net assets.